EXHIBIT 10.4

[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AMENDMENT NUMBER TWO

TO THE OPERATING AGREEMENT OF ENFISSION, LLC

This Amendment Number Two (“Amendment Two”) to the January 25, 2018 Operating Agreement (“OA”) of Enfission, LLC, a Delaware limited liability company (the “Company”), amends the existing OA and shall be deemed effective as of the original signing date of the Operating Agreement, January 25, 2018.

In accordance with OA Section 7.6(a), Lightbridge Corporation and Framatome Inc., (each a “Member” and collectively, all of the “Members” of the Company) hereby approve the following Amendments to the OA (double underline indicates added language and strikethrough indicates deleted language):

1. Section 4.2 (Additional Capital Contributions) [. • .]

(f) The Initial Members agree that their cash and/or non-cash contributions to the Company will be made in such a manner that their capital accounts ultimately will be balanced. [*****]

This Amendment Two may be executed by the Members in one or more counterparts, all of which shall be considered one and the same, and all of which shall have an effective date of January 25, 2018. All other sections of the OA in effect prior to this Amendment Two shall continue in full force and effect, and all actions taken by the Enfission Board of Directors and Enfission Management consistent with the terms of this Amendment Two are hereby ratified and confirmed.

[Signature page follows.]

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the undersigned, who are all of the Members of the Company, intending to be legally bound, have executed this Amendment Two as of the date(s) set forth below, with such Amendment Two to be effective as of January 25, 2018.

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae	Date: September 13, 2018
Name:	Seth Grae
Title:	President and Chief Executive Officer

FRAMATOME INC.

By:	/s/ Robert Freeman	Date: September 13, 2018
Name:	Robert Freeman
Title:	Vice President, Fuel Commercial and Customer Center

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